Exhibit 99.1


 Orion HealthCorp to Present at RedChip Small-Cap Investor Conference


    ATLANTA--(BUSINESS WIRE)--January 29, 2007--Orion HealthCorp, Inc. (AMEX: ONH) today announced that Terrence L. Bauer, chief executive officer of Orion HealthCorp, will present at the RedChip Small-Cap Investor Conference to be held February 12, 2007, at the Tempe Mission Palms Hotel in Phoenix, Arizona.

    A live broadcast of Orion's conference presentation will be available on Monday, February 12, 2007, beginning at 2:15 p.m. Mountain time (4:15 p.m. Eastern). To access the broadcast, listeners should go to the Investor Relations section of the Company's website, www.orionhealthcorp.com. For those unable to listen to the live broadcast, a replay will be available for 30 days on the Company's website. The presentation slides will be posted under the link "Executive Presentations" in the Investor Relations section of the Company's website on or before February 12, 2007.

    In connection with the presentation, the Company also provided the following information to be included in program materials:


Fiscal Year                   December 31
Sector                         Healthcare
52 Week Range                $0.12 - $1.20      As of 1/26/07
Price/Earnings                    N/A
Price/Book Value                 0.92             At 9/30/06
Price/Sales                      0.21            TTM 9/30/06
Book Value per Share             $0.26            At 9/30/06
Operating Margin                 -5.55%          TTM 9/30/06
Average 3 Mos. Volume           26,168          As of 1/26/07
Shares Outstanding            24,674,818          At 9/30/06
Float                         11,132,108          At 9/30/06
ROE                             -70.61%          TTM 9/30/06
ROA                             -22.06%          TTM 9/30/06
CEO                        Terrence L. Bauer


    A reconciliation of the financial ratios included in this table to the Company's unaudited consolidated condensed financial statements is included in the Company's Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on January 29, 2007, and is available under the link "Supplemental Information" in the Investor Relations section of the Company's website.

    Orion's mission is to provide superior billing, collections, practice, business and financial management services for physicians, resulting in improved profitability for its clients and increased enterprise value for its stakeholders. For more information on Orion HealthCorp, Inc., visit the Company's website at www.orionhealthcorp.com.

    Certain statements in this press release constitute "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Acts"). Any statements contained herein that are not statements of historical fact are deemed to be forward-looking statements, including all statements regarding improving financial metrics and future growth.

    The forward-looking statements in this press release are based on current beliefs, estimates and assumptions concerning the operations, future results, and prospects of Orion HealthCorp, Inc. and the other companies described herein. As actual operations and results may materially differ from those assumed in forward-looking statements, there is no assurance that forward-looking statements will prove to be accurate. Forward-looking statements are subject to the safe harbors created in the Acts. Any number of factors could affect future operations and results, including without limitation, changes in federal or state healthcare laws and regulations and third party payer requirements, changes in costs of supplies, the loss of major customers, increases in labor and employee benefit costs, increases in interest rates on the Company's indebtedness as well as general market conditions, competition and pricing, and the Company's ability to successfully implement its business strategies, including the impact and expense of any potential acquisitions and the ability to integrate acquired operations and to obtain necessary approvals and financing. Orion HealthCorp, Inc. undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information or future events.


    CONTACT: Orion HealthCorp, Inc.
             Terrence L. Bauer, Chief Executive Officer, 678-832-1800 or
             Stephen H. Murdock, Chief Financial Officer, 678-832-1800